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                                                                       EXHIBIT 1




                            MITCHAM INDUSTRIES, INC.
                             (A TEXAS CORPORATION)


                        1,820,000 SHARES OF COMMON STOCK



                             UNDERWRITING AGREEMENT


                                                          December________, 1997


Jefferies & Company, Inc.
Rauscher Pierce Refsnes, Inc.
Gaines, Berland Inc.
         As Representatives of
         the Several Underwriters

c/o Jefferies & Company, Inc.
Attn:  Syndicate Department
650 Fifth Avenue, 4th Floor
New York, New York   10019

Dear Sirs:


         Mitcham Industries, Inc., a Texas corporation (the "Company"), and certain selling shareholders (the "Selling Shareholders") of the Company named in Schedule I hereto, hereby confirm their agreement with you as representatives (the "Representatives") of the underwriters named in Schedule II hereto (the "Underwriters"), with respect to the issuance and sale by the Company of an aggregate of 1,800,000 shares (the "Primary Shares") and the sale by the Selling Shareholders of 20,000 shares (the "Shareholders' Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"), and the purchase of the Primary Shares and the Shareholders' Shares by the Underwriters, acting severally and not jointly. The Company also has agreed to sell up to 273,000 shares (the "Additional Shares") of Common Stock to cover over-allotments, if any. The Primary Shares, the Shareholders' Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."


         You have advised us that you desire to purchase the Shares and that you propose to make a public offering of the Shares as soon as you deem advisable after the Registration Statement referred to below becomes effective upon the terms set forth in the Prospectus referred to below.

         The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Preliminary
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Prospectus" shall mean any preliminary prospectus referred to in Section
1(a)(i) below and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information (as defined below). "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) below, including incorporated documents, exhibits and financial statements, as amended at the Representation Date (as defined below) (or, if not effective at the Representation Date, in the form in which it shall become effective) and, in the event any post- effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 2 hereof), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A (as defined below). If the Company files an additional registration statement to register additional shares of Common Stock pursuant to Rule 462(b) (defined below) (the "Additional Registration Statement"), all references in this Underwriting Agreement to "Registration Statement" shall mean the Additional Registration Statement, as amended at the Effective Date, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the Additional Registration Statement as of its effective time pursuant to Rule 430A(b). The prospectus constituting a part of the Registration Statement (including the Rule 430A Information), as from time to time amended or supplemented, is hereinafter referred to as the "Prospectus", except that if any revised prospectus shall be provided to the Underwriters by the Company that differs from the prospectus on file at the Securities and Exchange Commission (the "Commission") at the Effective Date (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424 of the Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriters for such use. "Rule 158", "Rule 415", "Rule 424", "Rule 430A", "Rule 462" and "Regulation S-K" refer to such rules or regulation under the Securities Act of 1933, as amended (the "Act"; and the rules and regulations under the Act, the "Act Regulations"). "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Exchange Act" refers to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

SECTION 1.  Representations and Warranties.

         (a) The Company represents and warrants to the Underwriters as of the date hereof (such date being referred to as the "Representation Date") and as of the Closing Date, as follows:
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                 (i)      the Company meets the requirements for use of Form
         S-3 under the Act and has filed with the Commission a registration statement on such Form (Registration No. 333-40507), including a related preliminary prospectus, and one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to the Underwriters, for the registration under the Act of the offering and sale of the Shares. Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the commission in such form. No other document with respect to such registration statement has heretofore been filed with the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company will file with the Commission (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus), (B) after effectiveness of such registration statement, if applicable, an additional registration statement pursuant to Rule 462(b) or (C) after effectiveness of such registration statement or such additional registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4) or Rule 434 of the Act Regulations. The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information in the case of clause (B)) required by the Act and the Act Regulations to be included in the Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final Prospectus, or such final Prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date hereof;

                 (ii) on the Effective Date, the Representation Date and the Closing Date, the Registration Statement did and will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) the Prospectus will, comply in all material respects with the applicable requirements of the Act and the Act Regulations and the Exchange Act; on the Effective Date, the Representation Date and the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Representation Date and the Closing Date, and on the date of any filing pursuant to Rule 424(b), the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation or warranty as to the information provided in writing to the Company by or on behalf of the Selling Shareholders or the Underwriters, expressly for use in the Registration Statement or Prospectus. The Company agrees that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second, fifth, sixth, seventh and eighth paragraphs following the table in the section of
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         the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus;

                 (iii) no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Selling Shareholders or the Underwriters through Jefferies & Company, Inc. expressly for use therein;

                 (iv) the Company is a corporation duly organized and validly existing in good standing under the laws of the State of Texas, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. As used herein, the term "Material Adverse Effect" shall mean an adverse effect on the financial condition, business, properties, net worth or results of operations of the Company or its Subsidiary (as hereinafter defined) that would be, singly or in the aggregate, material to the Company and the Subsidiary, taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect");

                 (v) the only significant Subsidiary (as defined in the Act Regulations) of the Company is the Subsidiary listed on Schedule III hereto (the "Subsidiary"). The Subsidiary is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect;

                 (vi) each of the Company and the Subsidiary has all necessary authorizations, approvals, orders, licenses, rights-of-way, operating rights, easements, certificates and permits of and from, and has made all declarations and filings with, all regulatory or governmental officials and bodies, all self-regulatory organizations and all courts and other tribunals ("Permits"), to own or lease its respective properties and to conduct its respective businesses described in the Prospectus and the Registration Statement, except where failure
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         to have obtained or made the same would not have a Material Adverse
         Effect, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permits, if the failure to be so licensed or approved or if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect; the Company and the Subsidiary has fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit except where the nonfulfillment or non- performance or event would not have a Material Adverse Effect; and the Company and the Subsidiary is in compliance with all applicable laws, rules, regulations, orders and consents, the violation of which would have a Material Adverse Effect. The property and business of the Company and the Subsidiary conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement;

                 (vii) the Company has the authorized capitalization set forth in the Prospectus under the heading "Description of Capital Stock," and

                 (viii) all of the Company's authorized and outstanding capital stock has been duly authorized, validly issued and is fully paid and nonassessable and the capitalization of the Company conforms to the descriptions thereof and the statements made with respect thereto in the Registration Statement and the Prospectus as of the date set forth therein. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company, nor any agreements or commitments to issue any of the same, except as described in the Registration Statement and the Prospectus, and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any capital stock of the Company pursuant to the Company's Amended and Restated Certificate of Incorporation or Amended and Restated By-laws or any agreement or other instrument to which the Company is a party, except as described in the Registration Statement and the Prospectus;

                 (ix) all the outstanding shares of capital stock of the Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of any Subsidiary, nor any agreements or commitments to issue any of the same. Except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock of the Subsidiary are owned by the Company, directly or indirectly through another Subsidiary, free and clear of any security interests, liens, encumbrances, equities or other claims;

                 (x) each of the Company and the Subsidiary has good and indefeasible title to all real property and good and marketable title to all personal property owned by it, including those properties described in the Registration Statement and Prospectus, in each case free and
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         clear of all liens, charges, encumbrances and restrictions, except such as are described in the Registration Statement and Prospectus or such as would not have a Material Adverse Effect. Each of the Company and the Subsidiary has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it with such exceptions as are described in the Registration Statement and the Prospectus or that in the aggregate would not have a Material Adverse Effect;

                 (xi) the Company has all requisite power, authority, authorizations, approvals, orders, licenses, certificates and permits to enter into this Agreement and to carry out the provisions and conditions hereof, and to issue and deliver the Shares to the Underwriters as provided herein. This Agreement has been duly authorized, executed and delivered by the Company;

                 (xii) the Shares to be issued and sold by the Company have been duly and validly authorized for issuance by the Company, and the Company has full corporate power and authority to issue, sell and deliver the Shares; and, when such Shares are issued and delivered against payment therefor as provided by this Agreement, the Shares will have been validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to any statutory preemptive rights or similar statutory rights or any other preemptive or similar rights. All corporate action required to be taken by the Company for the authorization, issuance and sale of the Shares has been duly and validly taken;

                 (xiii) Hein + Associates LLP are independent accountants with respect to the Company and the Subsidiary as required by the Act;


                 (xiv) the consolidated financial statements and related notes and schedules included in the Registration Statement or in the Prospectus present fairly the financial position of the Company and the Subsidiary, on the basis stated in the Registration Statement, as of the respective dates thereof and the consolidated statements of income, shareholders' equity and cash flows of the Company and the Subsidiary, for the respective periods covered thereby, in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement and the Prospectus. The selected financial information included in the Registration Statement or the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Company included therein. The pro forma financial information in the Registration Statement or in the Prospectus complies in all material respects with the applicable accounting requirements of
         Article 11 of Regulation S-X promulgated by the Commission and presents fairly the information shown therein; the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules

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         of the Company and the Subsidiary are required by the Exchange Act, the Act or the Act Regulations to be included in the Registration Statement or Prospectus;

                 (xv) the Shares conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus;

                 (xvi) since the respective dates as of which information is provided in the Registration Statement and Prospectus, except as otherwise specifically stated therein, there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiary, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect;

                 (xvii) neither the Company nor any Subsidiary is in violation of its certificate of incorporation or by-laws or other organizational documents. Neither the Company nor any Subsidiary is, nor with the passage of time or the giving of notice or both would be, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or the Subsidiary, or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or the Subsidiary, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any mortgage, loan agreement, note, bond, debenture, credit agreement or any other evidence of indebtedness or in any agreement, contract, indenture, lease or other instrument to which the Company or the Subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or the Subsidiary is subject, the effect of which violation or default in performance or observance would have a Material Adverse Effect;

                 (xviii) there is no action, suit or proceeding pending before or by any court, arbitrator or governmental agency or body or, to the Company's knowledge, threatened against the Company or the Subsidiary or to which any of their respective property is subject (A) that is required to be described in the Registration Statement or the Prospectus but is not described as required or (B) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There is no agreement, contract, indenture, lease or other document or instrument that is required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

                 (xix) except for the Selling Shareholders, no person has any right to the registration of any security of the Company by reason of the filing of the Registration Statement with the Commission or the consummation of the transactions contemplated hereby, which right has not been waived or lapsed;

                 (xx) other than as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or the Subsidiary
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         is a party or of which any property of the Company or subsidiary is the subject; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                 (xxi) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940 and is not subject to registration under such Act;

                 (xxii) as of the date of the Prospectus, neither the Company nor the Subsidiary currently is planning any probable acquisitions for which disclosure of pro forma financial information would be required by the Act;

                 (xxiii) except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as otherwise stated therein, (A) neither the Company nor the Subsidiary (1) has issued any securities other than in connection with the exercise of any outstanding options, (2) incurred any material liability or obligations, direct or contingent, for borrowed money,
         (3) entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiary, taken as a whole, (4) entered into any transaction with an affiliate of the Company (as the term "affiliate" is defined in Rule 405 of the Act Regulations) that would otherwise be required to be disclosed in the Prospectus or the Registration Statement, or (5) declared or paid any dividend on its capital stock, or made any other distribution to its equity holders, (B) there has not been any material change in the capital stock or other equity, or material increase in the short-term or long-term debt, of the Company or the Subsidiary and (C) there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiary, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect;

                 (xxiv) each of the Company and the Subsidiary, directly or indirectly, maintains insurance covering its properties, operations, personnel and businesses; in the Company's reasonable judgment, such insurance provides coverage against such losses and risks as is adequate in accordance with customary industry practice to protect the Company and its businesses; neither the Company nor the Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force;

                 (xxv) the Company has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Shares, will not distribute without your prior consent any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act;
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                 (xxvi)   prior to the Closing Date, the Shares will be duly
         authorized for listing on the Nasdaq National Market upon official notice of issuance;

                 (xxvii) neither the Company nor the Subsidiary is involved in any labor dispute or, to the knowledge of the Company, is any dispute threatened, other than disputes that would not have a Material Adverse Effect;

                 (xxviii)         neither the Company nor the Subsidiary nor,
         to the best of either of their knowledge, any employee or agent of the Company or the Subsidiary, has made any payment of funds of the Company or the Subsidiary or received or retained any funds of a character required to be disclosed in the Prospectus;

                 (xxix) the Company and the Subsidiary have filed (or have obtained extensions thereto) all federal, state and local or foreign tax returns that are required to be filed, which returns are complete and correct in all material respects, and have paid all taxes shown on such returns and all assessments with respect thereto to the extent that the same have become due, except those taxes that are being contested or protested in good faith by the Company or its Subsidiary or which the failure to file or pay would not have a Material Adverse Effect;

                 (xxx) except for the shares of capital stock of the Subsidiary and the Company's other subsidiary listed on Schedule III, neither the Company nor the Subsidiary owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than as reflected in the consolidated financial statements included in the Registration Statement and the Prospectus;

                 (xxxi) neither the execution or delivery of this Agreement, the offer, issuance, sale or delivery of the Shares nor the consummation by the Company of the terms of this Agreement (A) requires the consent, approval, authorization or order of any court or governmental agency or body, except such as have been obtained under the Act and such as may be required under the state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters or such as may be required by the National Association of Securities Dealers, Inc. (the NASD") and such other approvals as have been obtained, (B) will conflict with, result in a breach of, or constitute a default under the terms of any indenture, agreement, lease or other instrument to which the Company or the Subsidiary is a party or by which any of them or any of their respective properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, (C) will conflict with or violate any law, order, statute, regulation, consent or memorandum of understanding applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Subsidiary (in the case of (B) or (C) above, where such conflict, breach, default or
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         violation, individually or in the aggregate, would have  a Material
         Adverse Effect), or (D) will conflict with or violate the certificate of incorporation or by-laws or other organizational documents of the Company or any subsidiary;

                 (xxxii) the Company has not taken, directly or indirectly, any action designed to cause or result in or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares;

                 (xxxiii)         the Company and the Subsidiary (A) are in
         compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a Material Adverse Effect; and

                 (xxxiv) there are no costs or liabilities, to the Company's knowledge after due inquiry, associated with the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiary that would have a Material Adverse Effect.

         (b) Each Selling Shareholder, severally and not jointly, represents and warrants to the Underwriters as of the Representation Date and as of the Closing Date, as follows:

                 (i) Such Selling Shareholder now has, and on the Closing Date will have, valid title to the Shares to be sold by the Selling Shareholder pursuant to this Agreement, free and clear of any security interests, liens, encumbrances, equities or other claims, including, without limitation, any restrictions or transfer (except for restrictions imposed by applicable federal or state securities laws) other than as specified on the certificate(s) representing such Shares.

                 (ii) Such Selling Shareholder now has, and on the Closing Date will have, full legal right, power and authorization, and any approval required by law (except such as may be required under the Act or such as may be required by the NASD or under state securities of blue sky laws governing the purchase and distribution of the Shares), to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholders pursuant to this Agreement in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid title to such Shares free and clear of any adverse claims, assuming that the Underwriters have acquired such Shares for value, in good faith and without notice of any adverse claim.
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                 (iii)    This Agreement, the Power of Attorney and the Custody
         Agreement referred to in (vii) below have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                 (iv) Neither the execution and delivery of this Agreement, the Power of Attorney or the Custody Agreement by or on behalf of the Selling Shareholder nor the consummation of the transactions herein contemplated by or on behalf of such Selling Shareholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or such as may be required by the NASD or under state securities or blue sky laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is or may be bound or to which any of the Selling Shareholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to the Selling Shareholder or to any property or assets of the Selling Shareholder, which breach, default or violation would impair the Selling Shareholder's ability to perform under this Agreement and would have any adverse impact on the Company or the Underwriters under this Agreement.

                 (v) The information with respect to the Selling Shareholder contained in the section entitled "Selling Shareholders" in the Prospectus does not and will not on the Closing Date contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (vi) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prospectus.

                 (vii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to Norton, Jacobs, Kuhn & McTopy, L.L.P. ("NJKM"), as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of attorney"), appointing Billy F. Mitcham, Jr. and Robert Rios and each of them as such Selling Shareholder's attorney-in- fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.


                 (viii) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Stockholder for such custody, and the appointment by such Selling Shareholder of the Attorney-in-Fact by the Power of Attorney, are to that extent irrevocable except as otherwise provided herein and therein; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement; and actions taken by the Attorney-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or either of them, shall have received notice of such death, incapacity, termination, dissolution or other event.


                 (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         (c) Any certificate signed by any officer of the Company or the Selling Shareholders delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company or the Selling Shareholders, as the case may be, to each Underwriter as to the matters covered thereby.

SECTION 2.  Sale and Delivery to the Underwriters; Closing.

         (a) Subject to the terms and conditions set forth herein, and subject to adjustments as you may determine to avoid fractional shares:

                 (i) the Company agrees to sell to each Underwriter, severally and not jointly, and, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price of _____________ per share (the "Initial Price"), the aggregate number of Primary Shares that bears that same proportion to the aggregate number of Primary Shares to be issued and sold by the Company as the number of shares set forth opposite the name of such Underwriter in Schedule II (or such number of Primary Shares increased as provided in Section 9 hereof) bears to the aggregate number of Shares to be sold by the Company and the Selling Shareholders. The Company will have no obligation to sell to the Underwriters any of such Primary Shares that are being issued and sold by the Company hereunder unless the Underwriters purchase all of the Primary Shares hereunder; and



                 (ii) the Selling Shareholders agree, severally and not jointly, to sell to each Underwriter, severally and not jointly, and, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholders at the Initial Price, the aggregate number of Shareholders' Shares that bears the same proportion to the aggregate number of Shareholders' Shares to be sold by the Selling Shareholder as the number of Shareholders' Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Shareholders' Shares increased as provided in Section 9 hereof) bears to the aggregate number of Shares to be sold by the Company and the Selling Shareholders, and the Selling Shareholders will have no obligation to sell to the Underwriters any of the Shareholders' Shares to be sold by the Selling Shareholders hereunder unless the Underwriters purchase all of such Shareholders' Shares hereunder.


         (b) The Company grants to the Underwriters an option to purchase all or any part of the Additional Shares at the Initial Price. Additional Shares shall be purchased from the Company, severally and not jointly, for the accounts of the Underwriters in proportion to the number of Primary Shares set forth in Schedule II hereto opposite the name of such Underwriter. Such option may be exercised only to cover over-allotments in the sale of the Primary Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Primary Shares Closing Date (as hereinafter defined), and only once thereafter within 30 days after the date of the Prospectus, in each case upon written or telegraphic notice, or oral or telephonic notice confirmed by written or facsimile notice, by the Underwriters to the Company no later than 12:00 noon, New York City time, on the business day before the Primary Shares Closing Date or at least two business days before the Additional Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Additional Shares to be purchased and the time and date (if other than the Primary Shares Closing Date) of such purchase.

         (c) Payment of the purchase prices for, and delivery of, the Primary Shares and the Shareholders Shares to be purchased by the Underwriters shall be made at the offices of Jefferies & Company, Inc., 39 Broadway, New York, New York 10006, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M., New York City time, on the third or fourth business day following the date of the Registration Statement becomes effective (or, if the Company elected to rely upon Rule 430A, the fourth business day after the date of execution of this

Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company ( such time and date of payment and delivery being herein called the "Primary Shares Closing Date"). Payment shall be made to the Company and the Selling Shareholders, as the case may be, by wire transfer in same day funds payable to the order of the Company or the Selling Shareholders, as applicable, against delivery to the Underwriters of the Primary Shares or Shareholders' Shares.

         (d) Payment of the purchase price for, and delivery of, the Additional Shares to be purchased by the Underwriters shall be made at the office as set forth above or at such other place as shall be agreed upon by the Underwriters and the Company at the time and on the date (which may be the same as, but in no event shall be earlier than, the Primary Shares Closing Date) specified in the notice referred to in Section 2(b) (such time and date of delivery and payment being herein called the "Additional Shares Closing Date"). The Primary Shares Closing Date and the Additional Shares Closing Date are called, individually, the "Closing Date" and together, the "Closing Dates." Payment shall be made to the Company by wire transfer in same day funds payable to the order of the Company against delivery to the Underwriters of the Additional Shares.

         (e) Certificates representing the Shares shall be issued in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Primary Shares Closing Date or, in the case of Additional Shares, on the day of notice of exercise of the option as described in Section 2(b). The certificates representing the Shares will be made available for examination and packaging by the Underwriters not later than 1:00 P.M., New York City time, on the last business day prior to the Primary Shares Closing Date (or the Additional Shares Closing Date in the case of the Additional Shares) at such place as is designated by the Underwriters.

SECTION 3.  Covenants of the Company.   The Company covenants with each of the
Underwriters as follows:

         (a) the Company will use its best efforts to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof. The Company will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus to which the Underwriters shall reasonably object in writing after a reasonable opportunity to review such amendment or supplement. Subject to the foregoing sentences in this clause (a), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or supplement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, or such supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Representation Date, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to any Prospectus or for any additional information, (v) of the receipt by the Company of any notification of, or if the Company otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof;

         (b) if, at any time when a Prospectus relating to the Shares is required to be delivered under the Act or the Act Regulations, any event occurs as a result of which the Prospectus as then amended or supplemented would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Act Regulations, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 3, an amendment or supplement that will correct such statement or omission or effect such compliance;

         (c) the Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with the sales by any Underwriter or dealer. The Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealing in the Shares in accordance with the provisions hereof and the Prospectus;

         (d) as soon as practicable, the Company will make generally available to its security holders and to the Underwriters a consolidated earnings statement or statements of the Company and the Subsidiary covering a twelve-month period beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act Regulations;

         (e) the Company will furnish to the Representatives, without charge, four signed copies of the Registration Statement (including exhibits thereto and all documents incorporated by referenced therein) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, or the Act Regulations, as many copies of the Prospectus and all amendments and supplements thereto as the Underwriters may reasonably request;

         (f) during the period of five years hereafter, the Company will furnish to you, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to you (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to the shareholders, and (ii) from time to time, such other information concerning the Company as you may reasonably request, provided that prior to the Company's furnishing any such other information that is non-public, you shall enter into an agreement, in such form as the Company shall reasonably request, with respect to the confidentiality of such information;

         (g) the Company will not, and will cause each of its executive officers and directors to enter into agreements with the Underwriters in the form set forth in Exhibit A to the effect that they will not, for a period of 180 days following the date of the Prospectus, without prior written consent of Jefferies & Company, Inc., offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any stock bonus plan, stock grant plan or stock option plan in effect as of the date of the Prospectus;

         (h) the Company will comply with all the provisions of any undertakings contained in the Registration Statement;

         (i) the Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in accordance with the description set forth in the "Use of Proceeds" section of the Prospectus;

         (j) the Company will cooperate with the Underwriters and their counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the Shares for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to taxation or general service of process in any jurisdiction where it is not now so subject; and

         (k) the Company will cause the Shares to be duly listed on the Nasdaq National Market.

SECTION 4.  Covenants of the Selling Shareholders.   The Selling Shareholders
covenant with each of the Underwriters as follows:

         (a) The Selling Shareholders shall cooperate to the extent reasonably necessary to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof.

         (b) Without prejudice to any rights the Selling Shareholders may have against the Company, the Selling Shareholders shall pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Shareholders to the Underwriters.

         (c) The Selling Shareholders shall do or perform all things required to be done or performed by the Selling Shareholders prior to the Primary Shares Closing Date to satisfy all conditions precedent to delivery of and the payment for the Shares to be sold by the Selling Shareholders pursuant to this Agreement.

         (d) The Selling Shareholders will not at any time, directly or indirectly, take any action intended, or that might reasonably be expected, to cause or result in, or that will cause, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

         (e) The Selling Shareholders will advise the Representatives promptly, and if requested by the Representatives will confirm such advice in writing, of any change in the information relating to the Selling Shareholders contained in the Registration Statement under the caption "Selling Shareholders."

SECTION 5.  Payment of Expenses.   The Company will pay, or reimburse if paid
by the Underwriters, all actual and reasonable costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including (i) the fees, disbursements and expenses of counsel and accountants for the Company and the Selling Shareholders and all other expense in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers; (ii) the cost of reproducing the Agreement Among Underwriters, this Agreement, the Selling Agreement, any Dealer Agreements, the Underwriters' Questionnaire and the Blue Sky Memorandum (in both preliminary and final form); (iii) all expenses in connection with qualification of the Shares for offering and sale under state securities laws as provided in Section 3(j) hereof, including filing and registration fees and the fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys;
(iv) the filing fees incident to securing any required review by the NASD; (v) the cost of preparing stock certificates; (vi) all fees of the Company's transfer agent and registrar; (vii) any fees for including the Shares on the Nasdaq National Market; and (viii) all other costs and expenses incident to the performances of its obligations hereunder that are not otherwise specifically provided for in this Section.

         If this Agreement is terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Shareholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters. The Company shall not in any event be liable to any of the Underwriters for consequential damages including loss of anticipated profits from the transactions covered by this Agreement.

SECTION 6.  Conditions of the Underwriters' Obligation.   The obligation of the
Underwriters to purchase the Shares hereunder is subject to the continued accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provision hereof, to the performance by the Company and the Selling Shareholders of its obligations hereunder and to the following further conditions:

         (a) the Registration Statement shall have come effective, and you shall have received notice thereof, not later than _____ p.m., Washington D.C. time, on the date hereof, or such later time and date as shall be approved by the Representatives and the Company and shall remain effective at the Closing Date. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission. No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect or proceedings therefor initiated or threatened by the Commission or the authorities of any such jurisdiction. If the Company has elected to rely upon Rule 430A, the price of the Shares and any price-related or other information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirement of Rule 430A;

         (b) subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business, properties, condition (financial or other) or results of operations of the Company and the Subsidiary, taken as a whole, which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Shares and constitutes a Material Adverse Effect; (ii) any material loss or interference with the business or properties of the Company or the Subsidiary from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, that is not set forth in the Registration Statement and the Prospectus, if in the reasonable judgment of the Underwriters any such development makes it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market, or any setting or minimum prices for trading on such exchange or system, or any suspension of trading of any securities of the Company on any exchange or system or in the over-the-counter market; (iv) any banking moratorium declared by federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Shares;

         (c) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or the Subsidiary or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, or arbitrator, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect;

         (d) each of the representations and warranties of each Selling Shareholder contained herein shall be true and correct at the Closing Date, as if made at the Closing Date, and all covenants and agreements contained herein to be performed on the part of each Selling Shareholder, and all conditions contained herein to be fulfilled or complied with by each Selling Shareholder at or prior to the Closing Date, shall have been duly performed, fulfilled or complied with, and the Representatives shall have received a certificate to such effect, dated the Closing Date and signed by or on behalf of the Selling Shareholders;

         (e) the Underwriters shall have received an opinion from Norton, Jacobs, Kuhn & McTopy, L.L.P., counsel for the Company, satisfactory in form and substance to counsel for the Underwriters, dated as of each Closing Date, to the effect set forth in Exhibit B;

         (f) the Underwriters shall have received a favorable opinion, dated as of each Closing Date, of Vinson & Elkins L.L.P., counsel for the Underwriters, with respect to such matters as may be reasonably requested by the Underwriters, and you shall have provided such counsel with such papers and information as they may reasonably request to enable them to provide such opinion;

         (g) on the Primary Shares Closing Date, the Underwriters shall have received an opinion from legal counsel for the Selling Shareholders, satisfactory in form and substance to counsel for the Underwriters, dated as of the Primary Shares Closing Date, to the effect set forth in Exhibit C;

         (h)     the following conditions contained in clauses (i), (ii) and
(iii) of this Section 6(h) shall have been satisfied on and as of each Closing Date and the Company shall have furnished to the Underwriters a certificate of the Company, signed by the President and the principal financial or accounting officer of the Company, dated such Closing Date to the effect that the signers or such certificate have carefully examined the Registration Statement, the Prospectus, any supplement or amendment to the Prospectus, and this Agreement and that:

                 (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                 (iii) since the date of the most recent financial statements included in the Prospectus, there has been no change to the financial condition of the Company that would have a Material Adverse Effect.

         (i) At the Representation Date and at each Closing Date, Hein + Associates LLP shall have furnished to the Underwriters and the Company and the Selling Shareholders a letter or letters, dated respectively as of the date of this Agreement and each Closing Date, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information pertaining to the Company and the Subsidiary in the Registration Statement and the Prospectus.

         (j) At the Representation Date, the Company shall have furnished to the Underwriters a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company and the Selling Shareholders, addressed to the Underwriters, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the date of the Prospectus without the prior written consent of Jefferies & Company, Inc.

         (k) At the Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering contemplated hereby; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

If any condition specified in this Section 6 shall have not been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company and such termination shall be without liability of any party to any other party except as provided in Section 5.

SECTION 7.  Indemnification and Contribution.

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and its respective officers, shareholders, employees, directors and agents and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any loss expense, damage, liability or claim (including the reasonable cost of investigating such claim) that, jointly or severally, any such Underwriter or any such officer, shareholder, employee, director, agent or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, damage, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented and any document filed under the Exchange Act and incorporated by reference into the Prospectus) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company will not be liable in any such case to the extent any such loss, expense, damage, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of the Selling Shareholders or any Underwriter, expressly for use in the Registration Statement or the Prospectus; and provided, further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any such indemnified Underwriter or its respective officers, shareholders, employees, directors and agents, and the Company shall not be liable to any such indemnified Underwriter or its respective officers, shareholders, employees, directors and agents, from whom the person asserting any such losses, claims, expense, damage, or liabilities purchased the Shares concerned, to the extent that any such loss, claim, expense, damage or liability of such indemnified Underwriter or its respective officers, shareholders, employees, directors, and agents results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such indemnified Underwriter on a timely basis to permit the Prospectus (as the same may be amended or supplemented) to be sent or given. The Company agrees that the only such information provided in writing by or on behalf of any Underwriter to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second, fifth, sixth, seventh and eighth paragraphs following the table in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus. The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

         (b) The Selling Shareholders agree to indemnify, defend and hold harmless each Underwriter and its respective officers, shareholders, employees and directors and any person who controls any Underwriter within the meaning of
Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) that, jointly or severally, any such Underwriter or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact supplied by the Selling Shareholders for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Preliminary Prospectus, the Prospectus, the Prospectus as amended or supplemented and any document filed under the Exchange Act and incorporated by reference into the Prospectus) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this Section 7(b) shall not inure to the benefit of any such indemnified Underwriter or its respective officers, shareholders, employees and directors, and the Selling Shareholders shall not be liable to any such indemnified Underwriter or its respective officers, shareholders, employees and directors, from whom the person asserting any such losses, claims, damage, or liabilities purchased the Shares concerned, to the extent that any such loss, claim, damage or liability of such indemnified Underwriter or its respective officers, shareholders, employees and directors results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such indemnified Underwriter on a timely basis to permit the Prospectus (as the same may be amended or supplemented) to be sent or given, and provided further, that the liability of the Selling Shareholders pursuant hereto shall not exceed an amount equal to the net proceeds received by the Selling Shareholders from the sale of its Shares hereunder to the Underwriter. The Underwriters agree that the only information provided in writing by or on behalf of the Selling Shareholders expressly for use in the Registration Statement is that information contained in the section of the Prospectus entitled "Selling Shareholders."

         (c) Each Underwriter agrees to indemnify, defend and hold harmless the Selling Shareholders, the Company and their respective officers, shareholders, employees and directors and any person who controls either of them within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, damage, liability or claim (including the reasonable cost of investigating such claim) that the Selling Shareholders, the Company or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise to the same extent as the provisions of Section 7(a) above, but only insofar as such loss, expense, damage, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance or in conformity with information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter, expressly for use in the Registration Statement or the Prospectus. The Selling Shareholders and the Company agree that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second, fifth, sixth, seventh and eighth paragraphs following the table in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus.

         (d) If any action is brought against an indemnified party under this Section 7, the indemnified party or parties shall promptly notify the indemnifying party in writing of the institution of such action (provided that the failure to give such notice shall not relieve the indemnifying party of any liability that it may have pursuant to this Agreement, unless and to the extent the indemnifying party did not otherwise learn of such action and such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to take charge of the defense of such action within a reasonable time after notice of the institution of such action or (iii) the named parties to any such proceeding (including any impleaded parties) include both an indemnified party and an indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between the named parties (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for the indemnified party or parties hereunder. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

         (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a), (b) or (c) of this
Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (f) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(e) above. Notwithstanding the provisions of this Section 7,
(i) no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by it by reason of such untrue statement or alleged untrue statement or omission or alleged omission, (ii) the Selling Shareholders shall not be required to contribute any amount in excess of the gross proceeds received by the Selling Shareholders from the sale of the shares pursuant to this Agreement, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
The respective indemnity and contribution agreements contained in Section 7, and the covenants, representations and warranties of the Company and the Selling Shareholders contained in this Agreement or contained in certificates of officers of the Company and the Selling Shareholders submitted pursuant hereto, shall remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or any of its respective officers, employees, directors, shareholders, agents or any person who controls any Underwriters, or by or on behalf of the Company or the Selling Shareholders or any of the officers or directors or any controlling person of the Company or the Selling Shareholders, as the case may be, and will survive delivery of and payment for the Shares.

SECTION 9.  Default of Underwriters.   If any Underwriter or Underwriters
default in their obligations to purchase Shares hereunder on either the Primary Shares Closing Date or the Additional Shares Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company and the Selling Shareholders for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in this Section 9 (provided that if such default occurs with respect to the Additional Shares after the Primary Shares Closing Date, this Agreement will not terminate as to the Primary Shares). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

SECTION 10.  Notices.   All notices and other communications hereunder will be
in writing and shall be deemed to have been duly given if mailed or transmitted by standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters in care of:

                                  Jefferies & Company, Inc.
                                  11100 Santa Monica Boulevard
                                  Los Angeles, California   90071
                                  Attention:  Jerry Gluck, Esq.

with a copy to:                   Alan P. Baden
                                  Vinson & Elkins L.L.P.
                                  2300 First City Tower
                                  1001 Fannin Street
                                  Houston, Texas   77002-6760

or, if sent to the Company, directed to:

                                  Mitcham Industries, Inc.
                                  P. O. Box 1175
                                  44000 Highway 75 South
                                  Huntsville, Texas   77342
                                  Attention:  Billy F. Mitcham, Jr.

with a copy to:                   Sabrina A. McTopy
                                  Norton, Jacobs, Kuhn & McTopy, L.L.P.
                                  1111 Bagby, Suite 2450
                                  Houston, Texas   77002-2546

or, if sent to the Selling Shareholders, directed to:

                           10700 Richmond Avenue #219
                              Houston, Texas 77042


SECTION 11.  Parties.   This Agreement shall inure to the benefit of and be
binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Underwriters and the Company and the Selling Shareholders and their respective successors and legal representatives and the controlling persons, officers, employees, directors and shareholders referred to in Sections 7 and 8 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained.
This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors and legal representatives, and such controlling persons, shareholders, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 12.  Governing Law and Time.   This Agreement shall be governed and
construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Specified times of day refer to New York time, unless otherwise specified.

SECTION 13.  Counterparts.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company and the Underwriters in accordance with its terms.

                                       Very truly yours,

                                       MITCHAM INDUSTRIES, INC.


                                       By:
                                          --------------------------------------
                                       Name:  Billy F. Mitcham, Jr.
                                       Title: President, Chief Executive Officer
                                              and Chairman of the Board


                                       SELLING SHAREHOLDERS


                                       By:
                                          --------------------------------------
                                       Name:  Billy F. Mitcham, Jr.
                                       Title: As Attorney-In-Fact Acting On
                                              Behalf of the Selling Shareholders
                                              Billy F. Mitcham III Trust and
                                              Benjamin R. Mitcham Trust



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

JEFFERIES & COMPANY, INC.
RAUSCHER PIERCE REFSNES, INC.
GAINES, BERLAND INC.

As Representatives of the Several Underwriters

JEFFERIES & COMPANY, INC.


By:
   ----------------------------------------------
Name:
     --------------------------------------------
Title:
      -------------------------------------------

                                   SCHEDULE I

                              SELLING SHAREHOLDERS


Billy F. Mitcham III Trust                                        10,000 Shares

Benjamin R. Mitcham Trust                                         10,000 Shares

                                  SCHEDULE II

                                  UNDERWRITERS

                                                                Number of
                Name of Underwriter                           Primary Shares
                                                             to be Purchased
------------------------------------------------------      -----------------

                                  SCHEDULE III

                                  SUBSIDIARIES


Significant Subsidiary - Mitcham Canada Ltd.


Other Subsidiary - Mitcham Acquisition Ore, Inc., a Texas corporation wholly owned by the Company, organized on December __, 1997. For the purpose of an anticipated tax-free reorganization under Section 368(a)(2)(c) of the Internal Revenue Code of 1986, as amended, with North American Western Data System, Inc., as disclosed in the Prospectus under "Recent Developments."

                                   EXHIBIT A

                           ___________________, 1997



Jefferies & Company, Inc.
Rauscher Pierce Refsnes, Inc.
Gaines, Berland Inc.
c/o Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, California   90025

Dear Sirs:

         The undersigned understands that Jefferies & Company, Inc., Rauscher Pierce Refsnes, Inc., and Gaines, Berland Inc., as Representatives of the several underwriters (the "Underwriters"), are entering into an Underwriting Agreement with Mitcham Industries, Inc. (the "Company"), providing for the public offering (the "Public Offering") of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the Company's Registration Statement on Form S-3 (Reg. No. 333-40507) (the "Registration Statement").

         In order that the Company may pursue the Public Offering, the undersigned, during the period commencing the date hereof and ending ___ days after the date of the final prospectus relating to the Public Offering:

                 (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission by virtue of the undersigned's power to dispose, or direct the disposition of, such shares or securities) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Jefferies & Company, Inc., provided that the foregoing restrictions shall not apply to intra-family transfers and transfers for estate planning purposes;

                 (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of Jefferies & Company, Inc.;

                 (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder by virtue of the undersigned's power to dispose, or direct the disposition of, such shares or securities, agrees to use reasonable efforts to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

         It is understood and agreed that the restrictions set forth herein are not applicable to the shares of Common Stock being sold by the undersigned in the Public Offering, if any.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                       Very truly yours,


                                       ----------------------------------------
                                                        (Name)
---------------------------

---------------------------

---------------------------
        (Address)

---------------------------
   (Social Security No.)

Number of shares of Common Stock owned:
                                       ----------------

Certificate Numbers:
                    ----------------

                    ----------------

Number of shares of Common Stock issuable upon exercise of stock options:
                                                                         -------

                                   EXHIBIT B


         (i) each of the Company and the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas and the province of Alberta, Canada, respectively, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

         (ii) each of the Company and the Subsidiary is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect;

         (iii) each outstanding share of Common Stock has been duly and validly authorized and issued and is fully paid and nonassessable, and has not been issued and is not owned or held in violation of any preemptive right of shareholders. The Company owns all of the shares of capital stock of the Subsidiary and such shares have been duly and validly authorized and issued, are fully paid and non-assessable, and to such counsel's knowledge are owned directly or indirectly by the Company, free and clear of all liens, claims, security interests, restrictions, shareholders' agreements, voting trusts and any other encumbrances whatsoever. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except as described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company or the Subsidiary, except as described in the Prospectus;

         (iv) to such counsel's knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary required to be disclosed in the Prospectus that is not adequately disclosed in the Prospectus;

         (v) to such counsel's knowledge, there is no contract or other document of a character which is required to be filed as an exhibit to the Registration Statement which has not been filed or incorporated by reference as an exhibit as required;

         (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened;

         (vii) the statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, are accurate in all material respects and present fairly the information required to be shown;

         (viii) this Agreement has been duly authorized, executed and delivered by the Company and the Company has full corporate power and authority to enter into this Agreement; no consent, approval, authorization or order of any court or governmental agency or body is required in connection with the execution and delivery of this Agreement or for the issuance and sale by the Company of the Shares, except such as have been obtained under the Act;

         (ix) neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, will result in a breach of, or constitute a default under, (a) the terms of any indenture or other agreement or instrument (i) to which the Company or the Subsidiary is a party or by which either is bound and (ii) that is either filed as an exhibit to the Registration Statement or is identified to such counsel as being material to the Company and the Subsidiary, taken as a whole, and listed on a schedule to such counsel's opinion, (b) any law, statute, rule, order, regulation or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any Subsidiary of which such counsel is aware and that is known by such counsel to be applicable to the Company or any Subsidiary (in any case under (a) or (b) where such conflict, breach or default would have a Material Adverse Effect and other than Federal or state securities or blue sky laws, as to which such counsel need not express an opinion in this subparagraph) or (c) the certificate of incorporation or by-laws of the Company;

         (x) the Shares have been duly and validly authorized by the Company for issuance, and the Company has full corporate power and authority to issue, sell and deliver the Shares; and, when the Shares are issued and delivered against payment therefor as provided by this Agreement, the Shares will have been validly issued and will be fully paid and nonassessable, and the issuance of such Shares will not be subject to any statutory preemptive rights or similar statutory rights; the certificates for the Shares are in due and proper form under Texas law and the by-laws of the Company and conform with the form of certificates duly authorized by the Board of Directors of the Company; the Shares, when issued, will conform in all material respect to the description thereof contained in the Prospectus and the Registration Statement under the caption "Description of Capital Stock";

         (xi) neither the Company nor the Subsidiary is an "investment company" as defined under the Investment Company Act or subject to registration under such Act; and

         (xii) the Registration Statement and the Prospectus (except the financial statements, supporting schedules and other information of a financial nature included therein, as to which such counsel does not express any opinion) comply as to form in all material respects with the requirements of the Act and the applicable Act Regulations.

         In passing upon the form of the Registration Statement and the Prospectus, such counsel has necessarily assumed the correctness and completeness of the statements made therein. Such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent set forth in subparagraph (vi) and the last sentence of subparagraph (ix)), and such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, such counsel assumes no responsibility for and has not independently verified the accuracy, completeness or fairness of the financial statements and other financial data included in the Registration Statement and has not examined the financial or reserve records from which such statements and data are derived. Such counsel notes that, although certain portions of the Registration Statement have been included therein on the authority of "experts" within the meaning of the Act, such counsel is not an expert with respect to any portion of the Registration Statement. However, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, and with the underwriters' representatives and counsel, at which the contents of the Registration Statement and Prospectus and related matters were discussed. Such counsel has also reviewed certain corporate documents furnished to them by the Company. Based on such participation and review (relying as to materiality to a certain extent upon the officers and the other representatives of the Company), and subject to the limitations described above, such counsel shall state that no information has come to such counsel's attention that causes them to believe that the Registration Statement, at the time it became effective or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinions of such counsel relate solely to, are based solely upon and are limited exclusively to the laws of the State of Texas and the federal laws of the United States of America, to the extent applicable.

                                   EXHIBIT C


         (i) the Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder;

         (ii) to such counsel's knowledge, the Selling Shareholder has full power and authority to sell, assign, transfer and deliver the Shares;

         (iii) to such counsel's knowledge, the execution and delivery of the Agreement by or on behalf of the Selling Shareholder and the sale of the Shares pursuant to the terms thereof will not conflict with or violate, result in a breach of or constitute a default under the terms or provisions of any agreement, indenture, mortgage or other instrument to which the Selling Shareholder is a party or by which it or any of its assets or property is bound and which has been identified to such counsel as being material to the Selling Shareholder and its subsidiaries, taken as a whole, or any court order or decree or any laws, rule, or regulation (except such as may be required under the Act or such as may be required by the NASD or under state securities or blue sky laws governing the purchase and distribution of the Shares) applicable to the Selling Shareholder or to any of the property or assets of the Selling Shareholder, which breach, default or violation would impair the Selling Shareholder's ability to sell the Shares pursuant to the terms of the Agreement; and

         (iv) upon delivery of the Shares that the Selling Shareholder has agreed to sell pursuant to the Agreement and payment therefor as contemplated therein and assuming the Underwriters are acquiring the Shares in good faith without notice of any adverse claims, the Underwriters will acquire valid title to such Shares free and clear of any adverse claims.





                                      C-1